NEWS RELEASE FOR IMMEDIATE RELEASE Contacts: Kristen Cardillo Monique N. Dolecki BD Corporate Communication BD Investor Relations 201.847.5657 201.847.5378 kristen.cardillo@bd.com Monique_Dolecki@bd.com BD Announces Leadership Succession Plan Thomas E. Polen Appointed Chief Executive Officer, Effective Jan. 28, 2020 Vincent A. Forlenza to Continue as Executive Chairman of the Board FRANKLIN LAKES, N.J. (Sept. 26, 2019) – BD (Becton, Dickinson and Company) (NYSE: BDX), a leading global medical technology company, today announced that Vincent A. Forlenza, chairman and CEO, will retire as CEO on Jan. 28, 2020, following the company’s annual meeting of shareholders. Forlenza will continue on the BD board of directors, serving as the executive chairman. The BD board of directors unanimously elected Thomas E. Polen, current president and chief operating officer (COO) of BD, to the role of chief executive officer and president, effective Jan. 28, 2020. Polen will be nominated for director at the company’s annual meeting of shareholders. “As we head into the final year of the BD-Bard integration, the board and I have been focused on preparing for the next phase of the company’s growth, and we recognize this is the right time to appoint a successor with the vision, drive and capability to lead BD into the future,” Forlenza said. “Tom is a strategic, customer-centric executive, who brings tremendous energy, a deep understanding of the industry and health care technology, and a strong track record of delivering results. He is passionate about our purpose and BD’s potential to make an even bigger impact in the lives of patients around the world. I have greatly valued our partnership, and the board and I firmly believe that Tom is ideally positioned to drive the company’s continued success.” In his current position, Polen, 46, oversees BD’s three business segments and has responsibility for global research and development, innovation, operations and the commercial organization of the company’s Americas region. As president, Polen led the $24 billion acquisition of C. R. Bard, Inc., in 2017. Polen previously served as president for the BD Medical segment, where he led the $12 billion acquisition of CareFusion in 2015 and the company’s expansion into informatics and digital health solutions. Polen has been with BD for 18 years. “Today’s announcement represents the culmination of a thorough and thoughtful succession planning process, and we are confident Tom’s appointment comes at the right time in the company’s evolution to ensure continuity of strategy, leadership and financial performance,” said Marshall O. Larsen, BD’s lead independent director. “Over the years, the board and I have come to know Tom as a highly strategic, driven and results-oriented leader, who is deeply committed to advancing BD’s purpose, culture and innovation pipeline. He is uniquely suited to lead the company in this next phase, having played a critical leadership role in the formation and implementation of the company’s strategy and transformation. “On behalf of the entire board, we also want to thank Vince for his leadership during the most transformative period in the company’s nearly 125-year history. During his eight years as CEO, BD built an incredible portfolio of solutions to advance the entire health care continuum, more than doubled annual revenue, and increased market capitalization by more than 300 percent. We believe BD is well positioned for continued growth and success, and we look forward to continuing to partner with Vince in his role as chairman.” Forlenza, 66, was appointed CEO of BD in October 2011 and was named chairman of the board in July 2012. During his nearly 40-year career with BD, Forlenza ran both the BD Diagnostics and BD Biosciences business units, led R&D and corporate strategy, and held various executive leader positions in the United States and Europe before becoming president, chief operating officer and CEO. Forlenza served as chairman of the Advanced Medical Technology Association (AdvaMed) Board of Directors from 2015 to 2017 and continues to play an active role as chairman of AdvaMed’s Legal Committee. He currently serves on the Moody’s Corporation board of directors and is chairman of The Valley Health Systems board of trustees. Reflecting on his tenure with BD, Forlenza said, “We often say BD is a place where you can fulfill your life’s work through your work life, and that has been my experience — every day — for the past four decades. It has been an absolute privilege and pleasure to lead this organization as we’ve transformed and built capabilities that better position BD to solve some of health care’s most pressing global challenges.” Polen said, “I am humbled by the trust Vince and the board have placed in me and honored to have this opportunity to lead such a dynamic company as we move into our next phase of growth and impact. I am confident we have the right strategy, an exciting innovation pipeline, tremendous breadth of capabilities, and the most talented and dedicated team in health care. As we move ahead, I believe BD has significant opportunities to continue to accelerate growth and drive long-term value while delivering meaningful results for our customers, patients and shareholders. I look forward to continuing to partner with Vince and our entire team as we work together to fulfill BD’s purpose of advancing the world of health.” About Tom Polen Polen joined BD in 1999, after growing an early phase start-up that was subsequently purchased by BD. From 1999 to 2004, he held a variety of sales and marketing positions with increasing responsibility in BD Biosciences and BD Diagnostics Systems. In 2004, Polen joined Baxter Healthcare, where he served as vice president of Strategic Marketing before leading the pharmaceutical manufacturing and services business. He was later promoted to general manager of Baxter’s Injectable Pharmaceuticals business. During his tenure at Baxter, Polen was named among Chicago’s top 40 leaders under 40 by Crain’s Chicago Business. In 2009, Polen rejoined BD as president of BD Preanalytical Systems. He assumed the role of president of BD Diagnostics Systems from 2010 to 2013, and later served as group president, responsible for BD Medical Surgical Systems and BD Pharmaceutical Systems. In 2014, Polen was named segment president, BD Medical. He was appointed president of BD in April 2017 and named chief operating officer in October 2018.

Polen is an active benefactor and volunteer for the Children’s Tumor Foundation, as well as a number of national and local associations committed to helping patients with breast cancer. Polen earned a bachelor’s degree from the Salisbury University of Maryland and a master’s degree in business administration from Johns Hopkins University. About Vince Forlenza Forlenza began his career at BD in 1980. Throughout his career, Forlenza held multiple roles of increasing responsibility. Key appointments included leadership roles as senior vice president of Technology, Strategy and Development; president of BD Biosciences; and executive vice president and president of BD Diagnostics. Forlenza was named president of BD in January 2009, assumed additional responsibility as chief operating officer in July 2010, became chief executive officer in October 2011 and chairman of the board in July 2012. Forlenza has served on both the AdvaMed board of directors and its Executive Committee for seven years and is also the past chairman of the association’s Board Committee on Technology and Regulation and is now chairman of AdvaMed’s Legal Committee. In addition, he served as chairman of the board for AdvaMedDx, a division of AdvaMed focused on the unique needs and issues facing diagnostics manufacturers. In addition to his positions on the Moody’s Corporation board of directors and as chairman of The Valley Health Systems board of trustees, Forlenza previously served as chairman of The Valley Hospital. He is a past member of the Advisory Board for the P.C. Rossin College of Engineering and Applied Sciences at Lehigh University, where he also served as a member of the university’s board of trustees. Forlenza earned a bachelor’s degree in chemical engineering from Lehigh University and a master’s degree in business administration from Wharton Graduate School at the University of Pennsylvania. # # # About BD BD is one of the largest global medical technology companies in the world and is advancing the world of health by improving medical discovery, diagnostics and the delivery of care. The company supports the heroes on the frontlines of health care by developing innovative technology, services and solutions that help advance both clinical therapy for patients and clinical process for health care providers. BD and its 65,000 employees have a passion and commitment to help enhance the safety and efficiency of clinicians' care delivery process, enable laboratory scientists to accurately detect disease and advance researchers' capabilities to develop the next generation of diagnostics and therapeutics. BD has a presence in virtually every country and partners with organizations around the world to address some of the most challenging global health issues. By working in close collaboration with customers, BD can help enhance outcomes, lower costs, increase efficiencies, improve safety and expand access to health care. For more information on BD, please visit bd.com.